SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                                INFINITY, INC.
                 (Name of Registrant as Specified in Its Charter)

                                INFINITY, INC.
                    (Name of Person(s) Filing Proxy Statement)

                                 INFINITY, INC.
                             211 West 14th Street
                            Chanute, Kansas  66720
                                (316) 431-6200

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 6, 1999

TO THE SHAREHOLDERS OF INFINITY, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Infinity, Inc., a Colorado corporation (the "Company"), will be held at the Company's headquarters at 211 West 14th Street, Chanute, Kansas, on Wednesday, October 6, 1999, at 3:00 p.m., Central Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Sartain Fischbein & Co. as the Company's independent auditors;

     3.  The approval of the Company's 1999 Stock Option Plan; and

     4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of the $.0001 par value Common Stock of the Company of record at the close of business on September 1, 1999, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

         All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        STANTON E. ROSS, PRESIDENT
Chanute, Kansas
September 8, 1999

                                 INFINITY, INC.
                             211 West 14th Street
                            Chanute, Kansas  66720
                                (316) 431-6200

                          ------------------------------
                                 PROXY STATEMENT
                          ------------------------------

                          ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD OCTOBER 6, 1999

                                GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Infinity, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's headquarters at 211 West 14th Street, Chanute, Kansas, on Wednesday, October 6, 1999, at 3:00 p.m., Central Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about September 10, 1999.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.0001 par value Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on September 1, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On September 1, 1999, the Company had 2,957,911 shares of its $.0001 par value Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's $.0001 par value common stock owned beneficially, as of September 1, 1999, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director of the Company, and by all Directors and Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.


NAME AND ADDRESS OF           AMOUNT AND NATURE OF        PERCENT
 BENEFICIAL OWNER             BENEFICIAL OWNERSHIP        OF CLASS
-------------------           ---------------------       --------

Stanton E. Ross                     450,821 (1)             15.0%
211 West 14th Street
Chanute, KS  66720

Jeffrey L. Dale                         375                  --
1027 West 5th
Chanute, KS  66720

George R. Jones                      40,000                  1.4%
Suite 100
200 East 1st Street
Wichita, KS  67202

Leroy C. Richie                       5,000                  0.2%
585 Shirley Road
Birmingham, MI  48009

All Directors and                   496,196                 16.5%
Executive Officers
as a group (5 persons)
____________________

(1) Includes 41,667 shares which may be purchased within 60 days under stock options held by Mr. Ross.

     There are no known agreements, the operation of which may at a subsequent date result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     The number of Directors of the Company is currently set at four (4) Directors. The Board of Directors recommends the election as Directors of the four (4) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors has been nominated for reelection. The person named as "Proxy" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                       POSITIONS AND OFFICES HELD AND
      NAME            AGE                   TERM AS A DIRECTOR
-----------------     ---     --------------------------------------------

Stanton E. Ross       37      President, Treasurer and Director since
                              March 1992

Jeffrey L. Dale       37      Director since February 1998

George R. Jones       70      Director since June 1999

Leroy C. Richie       57      Director since June 1999

     There is no family relationship between any Director or Executive Officer of the Company.

     The Company presently has no nominating committees, but does have an audit committee which consists of Jeffrey L. Dale and George R. Jones, and a compensation committee which presently consists of Jeffrey L. Dale and Leroy
C. Richie. During the fiscal year ended March 31, 1999, these committees did not hold any meetings.

     Set forth below are the names of all directors, nominees for director and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     STANTON E. ROSS. Mr. Ross has been President, Treasurer and a Director of the Company since March 1992, and serves as an officer and director of each of the Company's subsidiaries. From 1991 until March 1992, he also founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Overland Park, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc. which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc. which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager.

     JEFFREY L. DALE. Mr. Dale has been a Director of the Company since February 23, 1998. He is currently Partner and Operations Manager for Verde Oil Company ("Verde"), a privately held, independent oil and gas company. Mr. Dale has been employed by Verde since 1986. Verde, headquartered in San Antonio, Texas, currently operates approximately 500 oil, gas and coalbed methane wells. Mr. Dale has extensive experience in the drilling, completion and operation of wells in the Mid-continent region of the U.S. and Canada.
Mr. Dale received a B.S. Degree in Geology from the University of North Dakota in 1986.

     GEORGE R. JONES. Mr. Jones has been a Director of the Company since June 1, 1999. Since 1986 he has been President of Stroud Oil Properties, Inc. Earlier in his career, Mr. Jones served as Senior Supervisory Geologist with Creole Petroleum, a subsidiary of Exxon Corporation. Stroud Oil Properties, Inc. has extensive waterflood and coalbed methane experience. Recently, Stroud Oil Properties, Inc. served as managing partner and part owner of Apache Canyon Gas, L.L.C., owner of a large leasehold in the Raton Basin of Colorado producing in excess of 20 million cubic feet of gas per day. Mr. Jones received a BS Degree in Geology from Kansas State University in 1948.

     LEROY C. RICHIE. Mr. Richie has been a Director of the Company since June 1, 1999. He has been President of Capitol Coating Technologies, Inc. since April 1999. From September 1998 to April 1999 he was President of Intrepid World Communications. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for that company's automotive operations from 1986 to 1997. He is currently a member of the Board of Directors of Kerr-McGee Corporation, an Oklahoma City-based energy and chemical company. Before joining Chrysler, he served as Director of the New York office of the Federal Trade Commission. Mr. Richie received a BA Degree from City College of New York in 1970 and a JD Degree from the New York University School of Law in 1973.

     JON D. KLUGH. Mr. Klugh has been the Company's Chief Financial Officer since September 7, 1999. From March 1996 to August 1999, he was employed by Continental Resources, Inc., an oil and gas company in Enid, Oklahoma, first as Accounting Systems Administrator and, beginning in December 1996, as Process and Procedures Administrator/Manager Regulatory Reporting, which included SEC reporting matters. From April 1994 to March 1996, Mr. Klugh was an accountant with Koch Exploration Company, an oil and gas company in Wichita, Kansas. From June 1985 to April 1994, he was employed by Conoco, Inc. in various accounting positions. Mr. Klugh received a B.A. Degree, with an emphasis in Accounting, from Southwestern College, Winfield, Kansas, in 1985. He is 36 years old.

     The Company's Directors hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

     The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their death, or until they shall resign or have been removed from office.

     During the fiscal year ended March 31, 1999, the Company's Board of Directors held one meeting. All of the Directors were in attendance. The Board of Directors also acted by consent on seven separate occasions.

     The Company's executive officers hold office until the next annual meeting of the directors of the Company which is currently scheduled for October 6, 1999. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors or nominees was selected as an officer or director or nominee for director of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

                                  COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's President and Chief Executive Officer. No executive officer received compensation in excess of $100,000 for any of the years ended March 31, 1999, 1998 and 1997:

                          SUMMARY COMPENSATION TABLE
                                                     LONG-TERM COMPENSATION
                                                   --------------------------
                            ANNUAL COMPENSATION        AWARDS         PAYOUTS
                          ----------------------   -----------------  -------
                                                             SECURI-
                                                             TIES
                                                   RE-       UNDERLY-
                                          OTHER    STRICT-   ING                ALL
                                          ANNUAL   ED        OPTIONS           OTHER
NAME AND PRINCIPAL                        COMPEN-  STOCK     /SARs    LTIP    COMPEN-
     POSITION       YEAR  SALARY   BONUS  SATION   AWARD(S)  (NUMBER) PAYOUTS  SATION
------------------  ----  ------   -----  ------   --------  -------- -------  ------
Stanton E. Ross,    1999  $80,000   -0-   $7,800*   -0-      -0-       -0-      $-0-
 President and      1998  $70,000   -0-   $7,800*   -0-      -0-       -0-      $-0-
 Chief Executive    1997  $60,000   -0-   $7,800*   -0-      37,500    -0-      $-0-
 Officer
-----------------
* Represents an automobile allowance.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                             SECURITIES
                                             UNDERLYING      VALUE OF UNEXER-
                    SHARES                   UNEXERCISED      CISED IN-THE
                   ACQUIRED                   OPTIONS         MONEY OPTIONS/
                      ON                   SARs AT FY-END     SARs AT FY-END
                   EXERCISE     VALUE       EXERCISABLE/      EXERCISABLE/
    NAME           (NUMBER)    REALIZED     UNEXERCISABLE     UNEXERCISABLE
    ----           --------    --------    --------------    ---------------
Stanton E. Ross      -0-         -0-          41,667 / 0         $0 / $0

     Effective February 1, 1992, Stanton E. Ross, the Company's President, entered into an employment agreement with the Company's subsidiary which provides for a base salary of $60,000 per year, plus commissions based on installations of the Company's products which result from the efforts of Mr. Ross. Commissions of up to 10% of the sales price may be earned by Mr. Ross under these arrangements. The term of this employment agreement was through February 1, 1994, but may be automatically extended for additional one year periods unless either party notifies the other at least 30 days prior to the expiration date.

1992 STOCK OPTION PLAN

     In February 1992, the Board of Directors adopted a Stock Option Plan (the "1992 Plan") which was approved by the Company's shareholders in March 1992. The 1992 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees or officers of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1992 Plan may not exceed 208,333 subject to adjustment in the event of certain recapitalizations, reorganizations and so forth. The option price must be satisfied by the payment of cash. The Board of Directors may amend the 1992 Plan at any time, provided that the Board may not amend the 1992 Plan to materially increase the benefits accruing to participants under the 1992 Plan, or materially change the eligible classes of participants without shareholder approval.

     In April 1995, the Board of Directors granted Incentive Stock Options to John C. Garrison, formerly a Director and Secretary of the Company, to purchase 25,000 shares at $8.00 per share. The options vested as to 6,250 shares on July 15, 1995; 6,250 shares on October 24, 1995; 6,250 shares on April 24, 1996; and 6,250 shares upon certain events, which have now occurred. The options expire five years from the date of vesting.

     In August 1995, the Board of Directors granted Non-Qualified Stock Options to Don W. Appleby, a former Director of the Company and former President of a subsidiary, to purchase up to 25,000 shares of Common Stock at $8.00 per share. The options vested as to 3,125 shares immediately and as to an additional 3,125 shares every three months after the date of grant. The options expire five years from the date of grant.

     In November 1996, the Board of Directors granted stock options to Don Appleby and John Garrison to each purchase 25,000 shares of common stock at a price of $3.72 per share. These options were fully vested and were exercised during the year.

     In January 1997, the Board of Directors granted stock options to Stanton Ross, Don Appleby and John Garrison to purchase up to 37,500, 6,250 and 6,250 shares, respectively, of common stock at $5.24 per share. The options for Mr. Ross vested immediately and the options for Messrs. Appleby and Garrison vested at a rate of 25% each quarter from the date of grant and expire five years from the date of grant.

1999 STOCK OPTION PLAN

     On August 30, 1999, the Board of Directors adopted the 1999 Stock Option Plan (the "1999 Plan") which has not yet been approved by the Company's shareholders. The 1999 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees or officers of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1999 Plan may not exceed 140,000, subject to the adjustment in the event of certain recapitalizations, reorganizations and so forth. The option price may be paid in cash, or, at the sole discretion of the Board of Directors, by other means such as the cancellation of indebtedness and the surrender of securities of the Company. The Board of Directors may amend the 1999 Plan at any time, provided that the Board may not amend the 1999 Plan to materially increase the benefits accruing to participants under the Plan, or materially change the eligible class of participants without shareholder approval. No options have been granted under the 1999 Plan.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Stanton E. Ross, President, Treasurer and a Director of the Company, made loans to the Company to provide working capital which, as of March 31, 1997, totaled $309,968. These loans were repaid in conjunction with the Company's refinancing of its loans in February 1998.

     On May 31, 1995, the Company closed on a Loan Agreement with Seymour, Inc. ("Seymour") pursuant to which Seymour loaned the Company $2,500,000 to be repaid over three years in accordance with the terms of a promissory note. The promissory note required interest only payments for the first six months of the loan. Commencing January 1, 1996, and for the following thirty (30) months, the Company must pay $41,503 per month assuming a 10% interest rate. All unpaid principal and interest will be due on June 1, 1998, and this amount is expected to be approximately $1,825,100. The promissory note was secured by certain property, equipment and machinery described in the Security Agreement. This loan was repaid on February 6, 1998.

     In connection with the loan financing, the Company issued to Seymour warrants to purchase up to 312,500 shares of the Company's common stock at an exercise price of $8.00 per share. The warrants expire 90 days after the payment of all principal and interest on the promissory note. As a result of its ownership of the warrants, Seymour is deemed to be a principal shareholder
of the Company.   Don W. Appleby, who became a Director of the Company and a
President of a subsidiary of the Company in August 1995, was President of Seymour until 1997. These warrants expired unexercised on May 6, 1998.

     On February 6, 1998, the Company's CIS subsidiary obtained credit facility for a total of $4,000,000. This facility provided $2,700,000 of immediate equipment financing which will be amortized at a rate of $45,000 per month until maturity at February 6, 2001. In addition, the facility provides $1,000,000 available for additional equipment purchases and a revolving credit line based on 80% of current accounts receivable. Interest is payable monthly at a rate of prime plus 2%. This facility is secured by substantially all oilfield service equipment and other assets of the CIS subsidiary. Further security is provided by the personal guaranty of Stanton E. Ross, the Company's President, of up to $1,000,000, which guaranty is secured by the pledge of 100,000 shares of the Company's Common Stock held by Mr. Ross.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Sartain Fischbein & Co. audited the financial statements of the Company for the fiscal year ended March 31, 1999, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Sartain Fischbein & Co., the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of Sartain Fischbein & Co., will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

     On May 5, 1999, Mayer Hoffman McCann L.C. resigned as the Company's independent accountants. In addition, on May 7, 1999, Sartain Fischbein & Co. was engaged as the Company's new independent accountants.

     Mayer Hoffman McCann L.C.'s report on the Company's financial statements for the fiscal years ended March 31, 1997 and March 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. In connection with the prior audits for the fiscal years ended March 31, 1997 and March 31, 1998, and from March 31, 1998 to May 5, 1999, there were no disagreements with Mayer Hoffman McCann L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Company's Board of Directors made the decision to engage Sartain Fischbein & Co. The Company has an audit committee which also approved the decision to engage the new independent accountants. The Company did not consult with Sartain Fischbein & Co. with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements.

                      APPROVAL OF 1999 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     On August 30, 1999, the Company's Board of Directors approved the establishment of a Stock Option Plan (the "1999 Plan"). The Board of Directors believes that the 1999 Plan advances the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes the 1999 Plan enables the Company to attract and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 1999 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the options are granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options may only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1999 Plan may not exceed 140,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. The option price must be satisfied by the payment of cash, or, at the sole discretion of the Board of Directors, by other means such as the cancellation of indebtedness and the surrender of securities of the Company.

     The Board of Directors may amend the 1999 Plan at any time, provided that the Board of Directors may not amend the 1999 Plan to materially increase the number of shares available under the 1999 Plan, materially increase the benefits accruing to participants under the 1999 Plan, or materially change the eligible class of employees without shareholder approval.

     No stock options have yet been granted under the 1999 Plan.

VOTE REQUIRED; BOARD OF DIRECTORS RECOMMENDATIONS

     Approval of the 1999 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting. The Board of Directors recommends a vote FOR approval of the 1999 Plan.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                                 ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the fiscal year ending March 31, 1999, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN OCTOBER 2000

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in October 2000 must be received at the offices of the Company, 211 West 14th Street, Chanute, Kansas 66720, no later than May 11, 2000, in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in October 2000 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, prior to July 23, 2000, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a(c)(1) under the Securities Exchange Act of 1934, as amended.

                                       STANTON E. ROSS, PRESIDENT
Chanute, Kansas
September 8, 1999

                                  INFINITY, INC.

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stanton E. Ross with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Infinity, Inc. held of record by the undersigned on September 1, 1999, at the Annual Meeting of Shareholders to be held on October 6, 1999, or any adjournment thereof.

     1.  Election of Directors:

     [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

                  Stanton E. Ross              George R. Jones
                  Jeffrey L. Dale              Leroy C. Richie

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of Sartain Fischbein & Co., as the Company's independent auditors.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3.  The approval of the Company's 1999 Stock Option Plan.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     4. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 1999.
                                    ________________________________________

                                    ________________________________________
                                    Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFINITY, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.